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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 5, 2003


                      SOVEREIGN SPECIALTY CHEMICALS, INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                     333-39373                 36-4176637
(State of Incorporation)       (Commission File No.)      (IRS Employer Number)


        225 West Washington Street, Suite 1450, Chicago, Illinois 60606
              (Address of principal executive officers)         (Zip Code)



       Registrant's telephone number, including area code: (312) 223-7167

                   Registrant's web address: sovereignsc.com
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ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 14, 2003 Sovereign Specialty Chemicals, Inc. issued a press release to provide an update on operations of the Company. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

               Exhibit 99.1 Press Release of Sovereign Specialty Chemicals, Inc. dated May 5, 2003, regarding an update on operating results for the three months ended
                              March 31, 2003 and announcement of a first quarter conference call.

                              [* Exhibit to Come}
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SOVEREIGN SPECIALTY CHEMICALS, INC.
                                                (registrant)


                                     By: /s/ Terry D. Smith
                                         -------------------------------
                                         Terry D. Smith
                                         Vice President and
                                         Chief Financial Officer


Dated: May 5, 2003